UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2022

QualTek Services Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40147	83-3584928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Sentry Parkway E, Suite 200 Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

(484) 804-4585

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	QTEK	The Nasdaq Stock Market LLC
Warrants	QTEKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On February 14, 2022, QualTek Services, Inc (the “Company”, formerly known as Roth CH Acquisition III Co.) consummated its acquisition of QualTek Holdco, LLC (the “Business Combination”). As a result of the Business Combination, the shares and corresponding equity amounts and loss per share related to the Company’s Class A Units prior to the Business Combination have been retroactively recast to reflect the post-Business Combination common stock capital structure in the audited consolidated financial statements of QualTek Holdco, LLC as of and for the years ended December 31, 2021 and 2020.  The retrospective recast of equity amounts had no effect on the reported results of operations or cash flows.

This Current Report on Form 8-K, including Exhibit 99.1 hereto, is being filed solely to recast financial information and related disclosures contained in the Company’s Current Report on Form 8-K/A (the “8-K/A”), originally filed with the Securities and Exchange Commission (the “SEC”), to reflect post-Business Combination common stock capital structure.

Except as specifically set forth in Exhibit 99.1, no revisions have been made to the 8-K/A to update for other information, developments or events that have occurred since the 8-K/A was filed with the SEC. This Form 8-K does not purport to update the “Unaudited pro forma condensed combined financial information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections included in the 8-K/A. Exhibit 99.1 should be read in conjunction with the 8-K/A and subsequent filings with the SEC, including our Form 10-Qs for the quarters ended April 2, 2022 and July 2, 2022 and our Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding forward-looking statements, events, developments, and updates affecting us and our expectations that have occurred since the filing of the 8-K/A. The information contained in Exhibit 99.1 is not an amendment to, or a restatement of, the 8-K/A.

Item 9.01.     Financial Statement and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
23.1	Consent of RSM US LLP.
99.1	Recast audited financial statements of QualTek Holdco, LLC as of and for the years ended December 31, 2021 and 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTEK SERVICES INC.

Date: September 16, 2022	By:	/s/ Christopher S. Hisey
	Name:	Christopher S. Hisey
	Title:	Chief Executive Officer

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